UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2025
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PUBLIX SUPER MARKETS, INC.
(Exact name of registrant as specified in its charter)
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Florida	000-00981	59-0324412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2025, the Board of Directors (Board) of Publix Super Markets, Inc. (Company) increased the size of the Board from eight members to nine members in accordance with the Amended and Restated By-laws of the Company and elected Michael E. Graham as a non-employee director of the Board (Election), with such increase and Election effective as of October 1, 2025 (Effective Date). Mr. Graham’s term will continue until the Company’s 2026 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Upon the recommendation of the Corporate Governance Committee of the Board, the Board appointed Mr. Graham to serve as a member of the Audit Committee of the Board (Audit Committee), with such appointment effective as of the Effective Date and with such service to be at the pleasure of the Board.

Mr. Graham will receive the same compensation and benefits as the other non-employee directors serving on the Board and the Audit Committee and all such compensation will begin on the Effective Date.

There are no arrangements or understandings between Mr. Graham or any other persons pursuant to which he was appointed a director. There are no family relationships between Mr. Graham and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Graham that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 7.01.     Regulation FD Disclosure.

On September 22, 2025, the Company issued a press release regarding the Election. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d).     Exhibits

99.1.     Press Release issued on September 22, 2025
104.     Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Date: September 22, 2025	By:	/s/ David P. Phillips
David P. Phillips, Executive Vice President, Chief Financial Officer and
Treasurer (Principal Financial and Accounting Officer)

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